Exhibit 99.2

Dear Team Newfield,

We are excited to announce we have reached a definitive merger agreement between Newfield and Encana. A joint news release was issued this morning, along with a slide presentation detailing some aspects of the merger. You can find both on the Encana website.

First, let me provide a few highlights of this extraordinary deal. Once approved, the merger will create a leading North American multi-basin company. When combined, our companies will have the key attributes that should be differentiated in today’s energy sector. In short, we are taking two great companies and creating one that’s even better.

To further understand the business rationale for the merger, I encourage you to listen to the analyst calls from each company taking place this morning. Please use the webcast feature on both websites to join the calls.

Encana 8 a.m. CT.	Newfield 9 a.m. CT
https://www.encana.com/	Click here for webcast

I do want you to know this decision was not made lightly. It was only after a great deal of thought and consideration from our senior leadership team and our board of directors that we came to the conclusion this was the right move for the company. The last several years have been challenging for the energy industry and we think this transaction will position us to realize significant value for Newfield.

Together the two companies will have scale and core-of-the-core acreage in some of the best liquids-rich basins across North America and our net daily production will reach nearly 600,000 BOEPD, of which more than half will be liquids. This union will create one of the largest producers of unconventional resources in North America.

To explain the merger in more detail, we will be holding an all-employee meeting this morning at 10:30 a.m. central time at the Cynthia Woods Mitchell Pavilion Event Center for our employees in The Woodlands. We also plan to schedule meetings early next week with our employees outside The Woodlands. We will send emails separately with details of those meetings.

We will be establishing a page on Connections within the next few days where we will post updates, FAQs and a list of resources for additional reference and for those who could not make the meetings. We will keep you informed as we proceed through the next few months.

Until the proposed transaction closes, we will continue to operate as two separate and independent companies. We expect to complete the regulatory review and shareholder approval process and be in a position to close the transaction in the first quarter of 2019. Until then, with a few exceptions, we will continue to run our business as usual at Newfield. Keep your focus on excellence and safety in all that you do.

Thank you for your continued commitment to Newfield.

Forward-Looking Statements

This communication includes certain statements that constitutes “forward-looking statements” within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. Such forward-looking statements involve known and unknown risks, uncertainties and other factors which may cause the actual results, performance or achievements of Newfield Exploration Company (the “Company”) to be materially different from any future results, performance or achievements expressed or implied by such forward-looking statements. Statements preceded by, followed by or that otherwise include the words “believes,” “expects,” “anticipates,” “intends,” “projects,” “estimates,” “plans,” “may increase,” “may fluctuate,” “will,” “should,” “would,” “may” and “could” or similar words or expressions are generally forward-looking in nature and not historical facts. Any statements that refer to outlook, expectations or other characterizations of future events, circumstances or results are also forward-looking statements. Important risks, assumptions and other important factors that could cause future results to differ materially from those expressed in the forward-looking statements are specified in Newfield Exploration Company’s Annual Report on Form 10-K for the year ended December 31, 2017 and its Quarterly Reports on Form 10-Q for any subsequent periods under headings such as “Forward-Looking Statements”, “Risk Factors” and “Management’s Discussion and Analysis of Financial Condition and Results of Operations” and in other filings and furnishings made by the Company with the Securities and Exchange Commission from time to time. The Company undertakes no obligation to release publicly any revisions to any forward-looking statements, to report events or to report the occurrence of unanticipated events.

Important Additional Information Regarding the Transaction Will Be Filed With the SEC

In connection with the proposed transaction, Encana plc (“Encana”) will file a registration on Form S-4 that will include a joint proxy statement of the Company and Encana. The definitive joint proxy statement/prospectus will be sent to the stockholders of the Company and Encana. Encana and the Company may also file other documents with the SEC regarding the proposed transaction. INVESTORS AND SECURITY HOLDERS OF THE COMPANY ARE ADVISED TO CAREFULLY READ THE JOINT PROXY STATEMENT AND ANY REGISTRATION STATEMENT/PROSPECTUS (INCLUDING ALL AMENDMENTS AND SUPPLEMENTS THERETO) WHEN THEY BECOME AVAILABLE BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT THE TRANSACTION, THE PARTIES TO THE TRANSACTION AND THE RISKS ASSOCIATED WITH THE TRANSACTION. A definitive joint proxy statement and any registration statement/prospectus, as applicable, will be sent to security holders of the Company in connection with the Company’s shareholder meetings. Investors and security holders may obtain a free copy of the joint proxy statement (when available), any registration statement/prospectus, and other relevant documents filed by the Company with the Securities and Exchange Commission (“SEC”) from the SEC’s website at www.sec.gov. Security holders and other interested parties will also be able to obtain, without charge, a copy of the joint proxy statement, any registration statement/prospectus, and other relevant documents (when available) by directing a request by mail or telephone to Investor Relations, Newfield Exploration Company, 4 Waterway Square Place, Suite 100, The Woodlands, Texas 77380. Copies of the documents filed by the Company with the SEC will be available free of charge on the Company’s website at ir.newfield.com.

Participants in the Solicitation

The Company and its directors, executive officers and certain other members of management may be deemed to be participants in the solicitation of proxies from its security holders with respect to the transaction. Information about these persons is set forth in the Company’s proxy statement relating to its 2018 Annual Meeting of Stockholders, as filed with the SEC on March 29, 2018 and subsequent statements of changes in beneficial ownership on file with the SEC. Security holders and investors may obtain additional information regarding the interests of such persons, which may be different than those of the Company’s security holders generally, by reading the joint proxy statement, any registration statement and other relevant documents regarding the transaction, which will be filed with the SEC.

No Offer or Solicitation

This document is not intended to and does not constitute an offer to sell or the solicitation of an offer to subscribe for or buy or an invitation to purchase or subscribe for any securities or the solicitation of any vote in any jurisdiction pursuant to the proposed transaction or otherwise, nor shall there be any sale, issuance or transfer of securities in any jurisdiction in contravention of applicable law. Subject to certain exceptions to be approved by the relevant regulators or certain facts to be ascertained, the public offer will not be made directly or indirectly, in or into any jurisdiction where to do so would constitute a violation of the laws of such jurisdiction, or by use of the mails or by any means or instrumentality (including without limitation, facsimile transmission, telephone and the internet) of interstate or foreign commerce, or any facility of a national securities exchange, of any such jurisdiction.